UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2020, Armstrong World Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) during which shareholders: (i) elected all nine (9) nominees to the Company’s Board of Directors (the “Board”), (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020, and (iii) approved, on an advisory basis, the Company’s executive compensation program. The voting results are set forth in the tables below.

Election of Directors

	For	Withheld	Broker Non-Vote
Stan A. Askren	44,359,685	472,925	1,096,620
Victor D. Grizzle	44,802,063	30,547	1,096,620
Tao Huang	44,735,942	96,668	1,096,620
Barbara L. Loughran	44,744,830	87,780	1,096,620
Larry S. McWilliams	44,808,228	24,382	1,096,620
James C. Melville	44,680,498	152,112	1,096,620
Wayne R. Shurts	44,741,529	91,081	1,096,620
Roy W. Templin	44,625,440	207,170	1,096,620
Cherryl T. Thomas	44,690,010	142,600	1,096,620

Ratification of the appointment of KPMG LLP

For	Against	Abstain	Broker Non-Vote
45,135,414	784,124	9,692	--

Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Vote
44,525,755	287,629	19,226	1,096,620

Section 8 – Other Events

Item 8.01 Other Events.

The Board appointed the following directors to its standing committees:

Committee	Members
Audit	Roy W. Templin (chair), Stan A. Askren, Barbara L. Loughran and Wayne R. Shurts
Finance	Roy W. Templin (chair), Stan A. Askren, Tao Huang, Barbara L. Loughran, Larry S. McWilliams, James C. Melville, Wayne R. Shurts and Cherryl T. Thomas
Management Development & Compensation	Stan A. Askren (chair), Barbara L. Loughran, James C. Melville, Cherryl T. Thomas and Wayne R. Shurts
Nominating, Governance & Social Responsibility	James C. Melville (chair), Tao Huang, Roy W. Templin and Cherryl T. Thomas

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: June 26, 2020

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